     As filed with the Securities and Exchange Commission on May 21, 1996

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): MAY 15, 1996


                      EQUITY RESIDENTIAL PROPERTIES TRUST
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           MARYLAND                       1-12252               36-3877868
 (STATE OR OTHER JURISDICTION           (COMMISSION          (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)       FILE NUMBER)        IDENTIFICATION NO.)


     TWO NORTH RIVERSIDE PLAZA, SUITE 450
             CHICAGO, ILLINOIS                                   60606
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


      Registrant's telephone number, including area code: (312) 474-1300

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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

ITEM 7. Financial Statements, Pro forma Financial Information and Exhibits

Exhibit
Number        Exhibit
- -------       -------

   1 Terms Agreement dated May 15, 1996 which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no.
              33-96792, and the Registrant's registration statement on Form S-3, file no. 33-83918, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statements, is set forth in full in such registration statements.

   5 Opinion of Rosenberg & Liebentritt, P.C., which is being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 33-96792, and the Registrant's registration statement on Form S-3, file no. 33-83918 under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statements, is set forth in full in such registration statements.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EQUITY RESIDENTIAL PROPERTIES TRUST


Date: May 21, 1996                  By:      /s/ Bruce C. Strohm
                                         -------------------------------------
                                         Bruce C. Strohm, Secretary, Executive
                                         Vice President and General Counsel

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